UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 22, 2008


                               MACHINETALKER, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                           -------------------------
                 (State or other jurisdiction of incorporation)



       333-127080                                            01-0592299
---------------------------                              -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)

             513 DE LA VINA STREET, SANTA BARBARA, CALIFORNIA 93101
             ------------------------------------------------ -----
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (805) 957-1680


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         The Company appointed Mark J. Richardson to fill a vacancy on its Board of Directors, effective October 22, 2008. The following paragraph summarizes Mr. Richardson's background and qualifications:

         Mr. Richardson has been a securities lawyer since he graduated from the University of Michigan Law School in 1978. He practiced as an associate and partner in large law firms until 1993, when he established his own practice under the name Richardson & Associates. He has been the principal securities counsel on a variety of equity and debt placements for corporations, partnerships, and real estate companies. His practice includes public and private offerings, venture capital placements, debt restructuring, compliance with federal and state securities laws, representation of publicly traded companies, NASDAQ filings, corporate law, partnerships, joint ventures, mergers, asset acquisitions, and stock purchase agreements. As a partner in a major international law firm in the 1980's, Mr. Richardson participated in the leveraged buyout and recapitalization of a well known producer of animated programming for children, financed by Prudential Insurance and Bear Stearns, Inc. He was also instrumental in restructuring the public debentures of a real estate company without resorting to a bankruptcy proceeding. From 1986 to 1993 Mr. Richardson was a contributing author to State Limited Partnerships Laws - California Practice Guide, Prentice Hall Law and Business. Prior to receiving his juris doctor degree cum laude from the University of Michigan Law School in 1978, Mr. Richardson received a bachelor of science degree summa cum laude in Resource Economics from the University of Michigan School of Natural Resources in 1975, where he earned the Bankstrom Prize for academic excellence and achieved Phi Beta Kappa honors. Mr. Richardson is an active member of the Los Angeles County and California State Bar Associations, including the Section on Corporations, Business and Finance and the Section on Real Estate. Richardson & Associates is outside corporate legal counsel for the Company and certain of its affiliates.

         In consideration for his services as a director of the Company, Mr. Richardson will receive 350,000 shares of the Company's common stock, prior to the expected one-for-five reverse stock split of the Company's outstanding common stock to be effected by the Company in the near future. Mr. Richardson has agreed to a two year lock-up on the transferability of these shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          MACHINETALKER, INC.
                           -----------------------------------------------------
                                            (Registrant)

Date:  October 28, 2008



                           /s/ Roland F. Bryan
                           -----------------------------------------------------
                           Roland F. Bryan, President



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